LiveWell Variable Annuity

Flexible Premium Deferred Variable Annuity

issued by:  Midland National Life Insurance Company

through the Midland National Life Separate Account C

Supplement dated July 10, 2019

to the Prospectus Dated May 1, 2019

This Supplement describes an important change that will be made to the investment options available under your Contract.  Please read this Supplement carefully and retain it with your Prospectus for future reference.

This Supplement will alter the Prospectus for the flexible premium deferred variable annuity contract listed above in the following manner:

The Fidelity® VIP Growth Opportunities Portfolio Service Class investment option will be available as of August 1, 2019.

On page two of the Prospectus, under Separate Account Investment Options, the following investment option will be available as of August 1, 2019:

Fidelity® VIP Growth Opportunities Portfolio Service Class

Under APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS the following investment option will available as of August 1, 2019:

Portfolio	Investment Objective	Investment Adviser
Fidelity® Variable Insurance Products
Fidelity® VIP Growth Opportunities Portfolio Service Class	Seeks to provide capital growth.	Fidelity Management & Research Company (FMR); FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers

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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, P.O. Box 758547, Topeka, Kansas, 66675-8547.

Please retain this Supplement for future reference.